                    SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C.  20549

                          ______________________

                                 FORM 8-K

                              CURRENT REPORT
                  PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  August 31, 1998


                             Tyson Foods, Inc.
__________________________________________________________________________
            (Exact Name of Registration as Specified in Charter)

     Delaware                 0-3400                   71-0225165
     ________                 ______                   __________
(State or Other         (Commission File Number)      (IRS Employer
 Jurisdiction                                        Identification No.)
of Incorporation)

2210 West Oaklawn Drive, Springdale, Arkansas                72762
___________________________________________________________________________
(Address of Principal Executive Offices)                   (Zip Code)

Registrant's telephone number, including area code (501) 290-4000

                              Not Applicable
___________________________________________________________________________
       (Former Name or Former Address, if Changed Since Last Report)


























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Item 5.  Other Events

     On August 31, 1998, the Registrant issued a Press Release entitled "Tyson Board of Directors Approves Combined Financial Program," a copy of which is attached hereto as Exhibit 99.1 and made a part hereof.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

Exhibits

     99.1  Press Release, dated August 31, 1998, of Tyson Foods, Inc.


SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TYSON FOODS, INC.


By:/s/ Wayne Britt
   _____________________________
   Wayne Britt
   Chief Financial Officer

September 4, 1998